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                                                                   Exhibit 10.5


                                    GUARANTY

LENDER:               TEMPORARY FINANCIAL SERVICES, INC.
                      200 North Mullan Road, Suite 213
                      Spokane, Washington 99206

BORROWER:             GENESIS FINANCIAL, INC.
                      200 North Mullan Road, Suite 217
                      Spokane, Washington 99206

GUARANTOR:            MICHAEL A. KIRK, A SINGLE MAN
                      6519 North Sutherlin
                      Spokane, Washington 99208

                      DOUGLAS B. DURHAM AND COLLEEN D. DURHAM, HUSBAND AND WIFE 1926 East 38th
                      Spokane, Washington 99223

         This Guaranty supports and backs the Warehousing Line of Credit Promissory Note and the related Security Agreement between BORROWER and LENDER, both dated as of February 20, 2002 (collectively the "Credit Facility").

         Executed at: Spokane, Washington, this 20th day of February, 2002.

         For a valuable consideration the undersigned and each of them, hereinafter collectively called "Guarantor", jointly and severally and unconditionally guarantees and promises to pay Temporary Financial Services, Inc., a Washington corporation, (herein called `LENDER'), its successors or assigns, on demand in lawful money of the United States of America, any and all indebtedness of the above named "BORROWER", to LENDER, as follows:

         1. MAXIMUM LIABILITY. The liability of Guarantor hereunder shall not exceed at any one time the sum of: (a) The principal amount of the Credit Facility; (b) An amount equal to interest, and fees owed by BORROWER on the Credit Facility; and, (c) All costs, expenses and attorneys' fees, including any on appeals, incurred by LENDER in connection with the collection of the indebtedness of BORROWER or with the collection or sale of any collateral in accordance with the Credit Facility.

         2. "INDEBTEDNESS" DEFINED. The word "indebtedness" is used herein in its most comprehensive sense and includes, but is not limited to, any and all advances, debts, obligations, and liabilities of BORROWER to LENDER, including judgments against BORROWER by LENDER, whether currently existing or arising at a later date, whether voluntarily or involuntarily created, and however arising, and whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

         3. NATURE OF GUARANTOR'S UNDERTAKING. The liability of Guarantor hereunder shall be open and continuous for as long as this guaranty shall be in force. Guarantor intends to guarantee at all times the performance of all obligations of BORROWER to LENDER within the limits set forth above. Thus, no payments made upon BORROWER's indebtedness shall be held to discharge or diminish the liability of Guarantor for any and all remaining and succeeding indebtedness of BORROWER to LENDER. The liability of Guarantor hereunder shall be joint and several with all other Guarantors hereunder, shall also be binding upon Guarantor's marital community (if any), and shall be enforceable against both the

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separate and community  property of Guarantor  existing at the date of execution hereof or hereafter acquired.

         4. LENDER'S RIGHTS AND OBLIGATIONS IN DEALING WITH BORROWER. Guarantor authorizes LENDER to deal with BORROWER and BORROWER's sureties, endorsers, and other guarantors, in any manner in which LENDER sees fit in connection with any indebtedness of BORROWER to LENDER, now or hereafter created, without any further consent or authorization from Guarantor being necessary. Specifically, but without limiting the powers of LENDER, LENDER may make various types of secured or unsecured financing arrangements for BORROWER; LENDER may extend the time for payment of any indebtedness of BORROWER, LENDER may release any collateral given to LENDER by BORROWER, with or without the substitution of new collateral; LENDER may release or agree not to sue BORROWER's sureties, endorsers, or other guarantors on any terms it chooses; LENDER may sue or fail to sue BORROWER upon any overdue indebtedness or may realize or neglect to realize upon any collateral held in connection therewith; all of the foregoing without the necessity of any notice to or consent from Guarantor and all without affecting Guarantor's liability hereunder.

         5. DURATION OF GUARANTY. This guaranty shall take effect when received by LENDER, without the necessity of any acceptance by LENDER, and shall continue in full force until such time as Guarantor shall notify LENDER in writing, at the office of LENDER to which this guaranty shall be delivered in the first instance, of Guarantor's election to terminate the same. Any such election to terminate shall be effective only as to indebtedness incurred by BORROWER to LENDER after receipt of such written notice; provided, that this guaranty shall be effective even as to indebtedness incurred by BORROWER after receipt of such written notice if LENDER committed itself to BORROWER in regard to such indebtedness prior to receipt of such notice. This guaranty shall bind the Guarantor for renewals and extensions granted after the termination hereof which pertain to debts guaranteed hereby whether or not the renewals or extensions are longer than the original period of the debts guaranteed hereunder. This guaranty shall bind the estate of Guarantor as to indebtedness created both before and after the death or incapacity of Guarantor; provided, that Guarantor's executor or administrator or other legal representative may terminate this guaranty in the same manner in which Guarantor might have terminated it and with the same effect. Termination of this guaranty by one of the undersigned shall not affect the liability hereunder of the remaining of the undersigned.

         6. LENDER'S RIGHTS AGAINST AND OBLIGATIONS TO GUARANTOR. Guarantor hereby expressly waives presentment, protest, demand, or notice of any kind, including notice of nonpayment of any of BORROWER's indebtedness or of any collateral thereto and notice of any action or nonaction on the part of BORROWER, LENDER, or any surety, endorser, or other guarantor. Upon any default of BORROWER on any obligation to LENDER, LENDER may, at its option, then and there demand and be entitled to payment from Guarantor of the full amount or any part of the amount of BORROWER's indebtedness to LENDER, within the limitations set forth above, and if Guarantor shall not pay the sum demanded to LENDER, LENDER may proceed directly and at once against Guarantor to collect such sum without first proceeding against BORROWER, or any surety, endorser, or other guarantor and without foreclosing upon or selling or otherwise disposing of any collateral it may have as security for any of BORROWER's indebtedness. Failure to make such demand at such time or so to proceed shall not relieve Guarantor of its obligations hereunder or in any sense constitute a waiver. LENDER shall have the right to demand and collect from Guarantor all or any portion of BORROWER's indebtedness and failure of LENDER at any time to demand from Guarantor or to proceed to collect from Guarantor the full amount of BORROWER's indebtedness from Guarantor shall not preclude LENDER from later demanding or proceeding to collect from Guarantor any remaining indebtedness of BORROWER to LENDER covered by this guaranty. In any action or suit against Guarantor to enforce this guaranty,


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LENDER  shall be entitled to recover  from  Guarantor,  in addition to costs and disbursements allowed by law, a reasonable amount for LENDER's attorney's fees in such action or suit or appeal therefrom. In any action or suit brought by LENDER against Guarantor, Guarantor will not assert as a defense any statute of limitations if at the time the action or suit is commenced there is outstanding any indebtedness of BORROWER to LENDER which is not barred by the statute of limitations of the State of Washington. If payment is made by BORROWER on a debt guaranteed hereby and thereafter LENDER is forced to remit the amount of that payment to the BORROWER's trustee in bankruptcy or similar person under any federal or state bankruptcy law or law for the relief of debtors, the BORROWER's debt shall be considered unpaid for the purpose of enforcement of this Guaranty.

         7. SUBORDINATION OF GUARANTOR'S RIGHTS AGAINST BORROWER. Guarantor agrees that the indebtedness of BORROWER to LENDER, whether now existing or hereafter created, shall be and the same hereby is declared to be prior to any claim that Guarantor may now have or hereafter acquire against BORROWER, whether or not BORROWER becomes insolvent, and Guarantor shall and does expressly subordinate such claim Guarantor may have against BORROWER, upon any account whatsoever, to any claim that LENDER may now or hereafter have against BORROWER. In the event of insolvency and consequent liquidation of the assets of BORROWER, through Bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of BORROWER applicable to the payment of the claims of both LENDER and Guarantor shall be paid to LENDER and shall be first applied by LENDER to the indebtedness of BORROWER to LENDER. Guarantor does hereby assign to LENDER all claims which it may have or acquire against BORROWER or any assignee or trustee in bankruptcy of BORROWER; provided, that such assignment shall be effective only for the purpose of assuring to LENDER full payment of all indebtedness of BORROWER to LENDER.

         8. ASSIGNMENT OF GUARANTY. Assignment by LENDER of all or part of the indebtedness shall transfer to the assignee all benefits of this Guaranty as to the portion of the indebtedness assigned. This Guaranty shall remain in effect in favor of LENDER as to the portion of the indebtedness not assigned.

         9. RELEASES AND WAIVERS. Guarantor hereby expressly and irrevocably releases and waives any and all "claims" (as now or hereafter defined in the United States Bankruptcy Code, 11 USC 101 et.seq.) of any nature whatsoever, whether known or unknown and whether now existing or hereafter acquired, against any debtor or the estate in any existing or future bankruptcy case in which the debtors include BORROWER or any person or entity with respect to whom Guarantor is an "insider" (as now or hereafter defined in such Bankruptcy Code), to the extent such claims in any manner relate to or arise out of this Guaranty or any indebtedness guaranteed hereby (including but not limited to fixed or contingent claims based on subrogation, indemnity, reimbursement, contribution or contract). Guarantor authorizes and empowers LENDER to at any time exercise, in its sole discretion, any right or remedy or any combination thereof which may then be available to LENDER; Guarantor agrees that nothing contained herein shall prevent LENDER from suing on any indebtedness instrument or from exercising any right or remedy available to LENDER thereunder, and Guarantor further agrees that the exercise of any such rights or remedies shall not constitute a legal or equitable discharge of Guarantor. It is Guarantor's intent and purpose that the obligation hereunder shall be absolute, independent, and unconditional under any and all circumstances.

         Notwithstanding any foreclosure of any lien on real or personal property securing any indebtedness guaranteed hereby, whether by the exercise of a power of sale, by an action for judicial foreclosure or by acceptance of a deed in lieu of foreclosure, Guarantor shall remain bound under this Guaranty.


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         Guarantor  acknowledges  that  LENDER's  financing  for  BORROWER is of substantial and material benefit to Guarantor, that Guarantor has been informed and believes that LENDER would not provide financing for BORROWER but for this
Guaranty  and  the  representations,   acknowledgments,  releases,  waivers  and
agreements   contained   herein,   and  that   LENDER  will  rely  on  all  such
representations, acknowledgments, releases, waivers and agreements in providing financing for BORROWER.

         10. INDEBTEDNESS CONTINUED. The term "indebtedness" as defined in paragraph 2 above includes, but is not limited to, all existing and future obligations and liabilities of BORROWER under the Credit Facility between BORROWER and LENDER referenced above, a copy of which is attached to this Guaranty.

         11. DISPUTES. This Guaranty shall be governed by and construed and enforced in accordance with Washington Law. Notwithstanding any arbitration under the Credit Facility, any legal action taken in connection with this Guaranty shall be commenced in Spokane, Washington, and the parties agree that they will be subject to the jurisdiction of the Courts of Spokane County, Washington.



/S/ MICHAEL A. KIRK
-------------------------------
MICHAEL A. KIRK, GUARANTOR



/s/ Douglas B. Durham
-------------------------------
DOUGLAS B. DURHAM, GUARANTOR



/s/ Colleen D. Durham
-------------------------------
COLLEEN D. DURHAM, GUARANTOR


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